EXHIBIT 99.1

MetaBank® Completes Acquisition of Specialty Consumer Services LP

Sioux Falls, SD, December 15, 2016 (GLOBE NEWSWIRE) – Meta Financial Group, Inc.® (NASDAQ: CASH) (“Meta Financial” or the “Company”) announced today that on December 14, 2016, its bank subsidiary, MetaBank®, completed the previously announced acquisition of substantially all of the assets and specified liabilities of Specialty Consumer Services LP (“SCS”). The assets acquired by MetaBank in the SCS acquisition include the SCS trade name, propriety underwriting model and loan management system and other assets. The SCS management team and other employees have been hired by MetaBank and SCS operations will continue to be based out of Hurst, Texas.

The acquisition was announced on November 10, 2016 and was consummated following satisfaction of certain closing conditions. The purchase price for the acquisition included the payment of approximately $7.5 million in cash to SCS and the issuance of 113,328 shares of Meta Financial common stock to SCS’ stakeholders on behalf of SCS. In addition, contingent consideration of up to $35 million, payable in cash and Meta Financial common stock, will be paid if certain performance benchmarks are achieved subsequent to closing.

J. Tyler Haahr, MetaBank CEO, stated, “The completion of this acquisition expands our presence in the tax services space. We are able to offer our customers, including H&R Block and Jackson Hewitt, as well as our internal divisions, including Refund Advantage and EPS Financial, additional solutions relevant to the industry. We are excited to welcome Brent Turner and the team at SCS to the Meta family.”

SCS CEO Brent Turner added, “MetaBank is a great fit for SCS. Our combined synergies will provide a robust product platform to clients in the tax services industry. We are excited to join an industry-leading financial institution and build even more fruitful relationships with current and prospective clients as a part of the Meta team.”

Forward-Looking Safe Harbor Statement

Meta Financial Group, Inc. and MetaBank may from time to time make written or oral “forward-looking statements,” including statements contained in this press release and in other communications by the Company and MetaBank which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: statements regarding the potential benefits of the acquisition of Specialty Consumer Services LP (“SCS”), including but not limited to, its ability to increase the Company's growth and the planned retention of SCS employees. Actual results may differ materially from those contained in the forward-looking statements contained herein. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that the businesses of MetaBank and SCS may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of SCS products by MetaBank may not be as high as anticipated; the expected growth opportunities or cost savings from the SCS acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the SCS acquisition, including adverse effects on relationships with former or current employees of SCS may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the SCS acquisition; maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve, as well as the Federal Deposit Insurance Corporation (“FDIC”), which insures MetaBank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving MetaBank's divisions; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by MetaBank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed herein under the caption “Risk Factors” that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

About Meta Financial Group

Meta Financial Group, Inc. (“MFG”) is the holding company for MetaBank®, a federally chartered savings bank. MFG shares are traded on the NASDAQ Global Select Market® under the symbol CASH. Headquartered in Sioux Falls, S.D., MetaBank operates in both the Banking and Payments industries through: MetaBank, its traditional retail banking operation; Meta Payment Systems, its electronic payments division; AFS/IBEX, its insurance premium financing division; and Refund Advantage, EPS Financial and Specialty Consumer Services, its tax-related financial solutions divisions. For more information about Meta Financial Group, visit metafinancialgroup.com.

About Specialty Consumer Services LP

SCS is the nation’s leading provider of technology, underwriting and consulting services to national tax return preparation companies and the pioneer for no fee refund advance products. SCS provides best-in-class analytics and lending services to its clients, allowing them to expand the benefits of product offerings and create consumer friendly solutions to meet customer needs.

Media Contact:
Katie LeBrun
Corporate Communications Director
605.362.5140
klebrun@metabank.com